SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2004

The First Years Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	0-7024	04-2149581

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kiddie Drive
Avon, Massachusetts 02322-1171

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (508) 588-1220

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURES
Ex-99.1 Press Release dated January 6, 2004

Item 5. Other Events.

On January 6, 2004, the Registrant issued a press release to announce it retained Goldman Sachs to explore strategic alternatives. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c) The following exhibit is filed with this report:

Exhibit Number	Description

99.1	Press Release dated January 6, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The First Years Inc. (Registrant)

Date: January 6, 2004	By	/s/ John R. Beals
John R. Beals,
Treasurer and Senior Vice-President-
Finance (Chief Financial Officer and
Chief Accounting Officer)